UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 1, 2007

                              IMMERSION CORPORATION
             (Exact name of registrant as specified in its charter)

                              --------------------

           Delaware                 000-27969                 94-3180138
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 (State or other jurisdiction     (Commission               (IRS Employer
      of incorporation)           File Number)            Identification No.)

                                  801 Fox Lane
                           San Jose, California 95131
               (Address of principal executive offices) (Zip Code)

                            -------------------------

       Registrant's telephone number, including area code: (408) 467-1900

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01      Regulation FD Disclosure.

     On March 1, 2007, Immersion Corporation (the "Company") held a conference call to discuss the Company's fourth quarter 2006 financial results, the conclusion of its litigation with Sony Computer Entertainment, Inc. and Sony Computer Entertainment of America, Inc. (together "Sony") and a new business agreement with Sony. A copy of the transcript of the conference call is attached as Exhibit 99.1 to this report and incorporated by reference herein.



     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. The statements contained in this Current Report that are not purely historical, including, without limitation, statements regarding our expectations, beliefs, intentions or strategies regarding the future, are forward-looking statements. Examples of forward-looking statements in this report include: any statements regarding projections of earnings, revenues, or other financial matters; any statements of the plans, strategies, and objectives of management for future operations; any statements concerning the possible inclusion of vibro-tactile or force feedback technologies in peripheral devices for consumer gaming, or sales of vibro-tactile or force feedback peripheral devices for consumer gaming; any statements regarding consumer response that may occur as a result of having touch feedback in peripheral devices; any statements concerning consumer or market acceptance of simulator products for medical training, continuing education or evaluation; any statements regarding the adoption and market acceptance of touch-enabled mobile phones or consumer and market acceptance of force feedback products in general; any statements regarding the future development of force feedback products; any statements regarding the proposed products or services; any statements regarding future economic conditions or performance; and any statements of belief or assumptions underlying any of the foregoing. These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K and the Company's actual results might differ materially from those stated or implied by such forward-looking statements due to risks and uncertainties associated with the Company's business, which include but are not limited to: a delay in or failure to achieve commercial demand for the Company's expanded technology offerings; a delay in or failure to achieve the acceptance of force feedback as a critical user experience in new and existing markets for our business segments; and risks and uncertainties associated with ongoing litigation. For a more detailed discussion of these factors and other factors that could cause the Company's actual results to vary materially, interested parties should review the risk factors listed in the Company's most current Form 10-Q, which is on file with the U.S. Securities and Exchange Commission. The forward-looking statements in this press release reflect the Company's beliefs and predictions as of the date of this release. The Company disclaims any obligation to update these forward-looking statements as a result of financial, business, or any other developments occurring after the date of this release.


Item 9.01      Financial Statements and Exhibits.
               (d)   Exhibits.

         Exhibit No.             Description
         ----------              -----------------

         99.1 Transcript of the conference call held by the Company on March 1, 2007.

Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             IMMERSION CORPORATION



Date: March 2, 2007                          By: /s/ Victor Viegas
                                                 -------------------------------
                                                 President, Chief Executive
                                                 Officer and Director



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                                  EXHIBIT INDEX


     Exhibit No.           Description
     -----------           ----------------

     99.1 Transcript of the conference call held by the Company on March 1, 2007.